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                                                                   EXHIBIT 10.32

                             DATED: February 7, 2003

                           CONSOLIDATED WATER CO. LTD.

                                      -and-

                  NORTH-AMERICAN MORTGAGE & FINANCE CORPORATION

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                                DEED OF INDEMNITY
                             relating to a guarantee
                                   provided by
                  NORTH-AMERICAN MORTGAGE & FINANCE CORPORATION
                        in respect of the obligations of
                           Ocean Conversion (BVI) Ltd.

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                                    CAMPBELLS
                        4th Floor, Scotiabank Building
                                 P.O. Box 884GT
                                  Grand Cayman
                                 Cayman Islands

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THIS DEED is made this 7th day of February, 2003 by

1. CONSOLIDATED WATER CO. LTD., formerly Cayman Water Company Limited, of Trafalgar Place, West Bay Road, P.O. Box 1114 GT, Grand Cayman (hereinafter "the Covenantor "); in favour of

2. NORTH-AMERICAN MORTGAGE & FINANCE CORPORATION, a company duly incorporated in the Cayman Islands, the registered office of which is at Elizabethan Square, George Town, Grand Cayman, Cayman Islands (hereinafter "NAMF").

WHEREAS:

A. NAMF has provided a guarantee limited to US$343,750.00 in respect of the obligations of Ocean Conversion (BVI) Ltd. in favour of The Bank of N.T. Butterfield & Son Limited dated 14th May 2002 ("the Guarantee").

B. The Covenantor has entered into a share sale agreement ("the Agreement") with NAMF and Transcontinental Finance Corporation Limited (together "the Vendors") for the purchase of the shares in the capital of Ocean Conversion (Cayman) Limited and Ocean Conversion (BVI) Ltd. owned by the Vendors, details of which are set out in Schedule 1 hereto ("the Shares"). Pursuant to the Agreement, the Covenantor has agreed to fully and effectively indemnify NAMF and keep NAMF indemnified against any and all liability, cost or expense of NAMF under or in respect of the Guarantee and, furthermore, has undertaken to secure as soon as possible after completion of the sale and purchase of the Shares the full and final release of NAMF from the Guarantee and the Covenantor has agreed to offer its own guarantee upon the same terms as the Guarantee in substitution therefor if necessary to secure such release.

C. The Covenantor has agreed to execute this Deed to give NAMF the full benefit of such indemnity and undertaking.

NOW THIS DEED WITNESSETH as follows:

1. The Covenantor hereby agrees to fully and effectively indemnify NAMF and keep NAMF indemnified against any and all liability, cot or expense of NAMF under or in respect of the Guarantee and hereby agrees to pay and reimburse such sums as mentioned above to NAMF on demand.

2. The Covenantor hereby undertakes to secure as soon as possible the full and final release of NAMF from the Guarantee and agrees that, if necessary to secure such release, the Covenantor shall offer its own guarantee upon the same terms as the Guarantee in substitution therefor.

3. This Deed shall be binding on the Covenantor and its successors and assigns.

4. The provisions of the Agreement relating to communications shall apply to any

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         communication to be given under, or in connection with, this Deed.

5. This Deed hall be governed in all respects by Cayman Islands law and the parties hereto hereby submit to the non-exclusive jurisdiction of the Cayman Islands courts.

IN WITNESS WHEREOF this Deed has been executed by the Covenantor and delivered on the date first above written.

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                                   SCHEDULE 1

                                   THE SHARES

1,695,000 ordinary shares in the capital of Ocean Conversion (Cayman) Limited (formerly Reliable Water Cayman Ltd.) registered in the name of Transcontinental Finance Corporation Limited.

555,000 Class A shares in the capital of Ocean Conversion (BVI) Ltd. (formerly Reliable Water (BVI) Ltd.) registered in the name of North-American Mortgage & Finance Corporation.

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